Earnings per Common Share Attributable to Common Shareholders - Diluted Numerator (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
EPS Numerator-Diluted:
Income from continuing operations attributable to Pfizer Inc. common shareholders and assumed conversions	$ 8,697	$ 8,180	$ 8,521
Discontinued operations-net of tax	1,312	77	114
Net income attributable to Pfizer Inc. common shareholders and assumed conversions	$ 10,009	$ 8,257	$ 8,635